UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 27, 2020
_______________________________________________________
Owens & Minor, Inc.
(Exact name of Registrant as specified in its charter)
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Virginia			54-1701843
(State or other jurisdiction of incorporation or organization)			(I.R.S. Employer Identification No.)

9120 Lockwood Boulevard	Mechanicsville	Virginia	23116
(Address of principal executive offices)			(Zip Code)

Post Office Box 27626, Richmond, Virginia			23261-7626
(Mailing address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code (804) 723-7000

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $2 par value per share	OMI	New York Stock Exchange
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.             ☐

Item 7.01	Regulation FD Disclosure.

On March 27, 2020, Edward A. Pesicka, President and Chief Executive Officer of Owens & Minor, Inc. (the “Company”), is scheduled to appear on CNBC’s Mad Money with Jim Cramer. It is anticipated that Mr. Pesicka may be asked to address the Company’s financial and operational performance, projected earnings for the remainder of 2020, expected earnings growth for 2021 and beyond and the impact of the COVID-19 virus on the Company, among other things. The Company expects that Mr. Pesicka may disclose that the Company continues to expect adjusted net income from continuing operations for 2020 in the range of $0.50 to $0.60 per share and sustained annual double-digit earnings growth beyond 2020, as previously disclosed in the Company’s earnings release on March 4, 2020 which was furnished to the Securities & Exchange Commission (“SEC”) via a Current Report on Form 8-K.

Cautionary Note Regarding Forward-Looking Statements and Use of Non-GAAP Financial Information

In accordance with the “Safe Harbor” provisions of the Private Securities Litigation Reform Act of 1995, we provide the following cautionary remarks regarding important factors that, among others, could cause future results to differ materially from the forward-looking statements, expectations and assumptions expressed or implied herein.  Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to differ materially from those projected or contemplated in the forward-looking statements. Investors should refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on March 4, 2020, including the sections captioned “Cautionary Note Regarding Forward-Looking Statements” and “Item 1A. Risk Factors,” and subsequent annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K filed with or furnished to the SEC, for a discussion of certain known risk factors that could cause the Company’s actual results to differ materially from its current estimates. These filings are available at www.owens-minor.com. Given these risks and uncertainties, the Company can give no assurance that any forward-looking statements will, in fact, transpire and, therefore, cautions investors not to place undue reliance on them. The Company specifically disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise.

Included within are non-GAAP financial measures that supplement the Company’s Consolidated Statements of Income prepared under generally accepted accounting principles (GAAP), filed with the SEC on Form 8-K on March 4, 2020. These non-GAAP financial measures adjust the Company’s actual results prepared under GAAP to exclude certain items.

Although the Company does provide guidance for adjusted net income per share (which is a non-GAAP financial measure), it is not able to forecast the most directly comparable measure calculated and presented in accordance with GAAP without unreasonable effort. Certain elements of the composition of the GAAP amount are not predictable, making it impracticable for the Company to forecast. Such elements include, but are not limited to restructuring and acquisition charges. As a result, no GAAP guidance or reconciliation of the Company’s adjusted net income per share guidance is provided. For the same reasons, the Company is unable to assess the probable significance of the unavailable information, which could have a potentially significant impact on its future GAAP financial results. The outlook is based on certain assumptions that are subject to the risk factors discussed in the Company’s filings with the SEC.

Item 8.01	Other Events.

The Company is filing this Current Report on Form 8-K to supplement and update the risk factors that were previously described in Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 that was filed with the SEC on March 4, 2020.

We are subject to risks related to public health crises such as the global pandemic associated with the coronavirus (COVID-19).

As a global healthcare solutions company, the Company is impacted by public health crises such as the global pandemic associated with COVID-19. The outbreak has significantly increased economic and demand uncertainty. In addition, public and private sector policies and initiatives to reduce the transmission of COVID-19, such as the imposition of travel restrictions and the adoption of remote working, have impacted our operations. In these challenging and dynamic circumstances, we are working to protect our employees and the public, maintain business continuity and sustain our operations, including ensuring the safety and protection of the people who work in our production and distribution centers across the world, many of whom support the manufacturing and delivery of products that are critical in response to the global pandemic. COVID-19 may impact our supply chains relative to global demand for our facial protection and protective apparel products. COVID-19 may also affect the ability of suppliers and vendors to provide products and services to us. Some of these factors could increase the demand for our products, while others could decrease demand or make it more difficult for us to serve customers. Furthermore, COVID-19 has impacted and may further impact the broader economies of affected countries, including negatively impacting economic growth, the proper functioning of financial and capital markets, foreign currency exchange rates, and interest rates. For example, in recent weeks, the continued spread of COVID-19 has led to disruption and volatility in the global capital markets, which increases the cost of capital and adversely impacts access to capital. Due to the speed with which the situation is developing and the uncertainty of its duration and the timing of recovery, we are not able at this time to predict the extent to which the COVID-19 pandemic may have a material effect on our financial or operational results.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OWENS & MINOR, INC.

Date: March 27, 2020	By:	/s/ Nicholas J. Pace
		Name:	Nicholas J. Pace
		Title:	Executive Vice President, General Counsel and Corporate Secretary